UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

CORE BOND FUND

FORM N-Q

OCTOBER 31, 2010

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 30.0%
FHLMC - 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/10/25	$100,000	$102,953	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34	89,122	95,281
Federal Home Loan Mortgage Corp. (FHLMC)	5.138%	1/1/36	434,271	453,027	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.083%	1/1/37	37,207	39,937	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.798%	2/1/37	293,126	311,920	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.896%	4/1/37	209,666	223,628	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.550%	1/1/38	1,407,443	1,499,132	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/10/40	1,900,000	2,035,671	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	121,225	129,186
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	626,254	671,180
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	4,951,874	5,323,738

Total FHLMC				10,885,653

FNMA - 17.8%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20-6/1/35	2,547,548	2,726,065
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-6/1/37	2,405,133	2,637,031
Federal National Mortgage Association (FNMA)	6.000%	11/16/25-12/13/40	17,800,000	19,277,787	(a)
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-8/1/37	1,943,026	2,096,118
Federal National Mortgage Association (FNMA)	4.500%	9/1/35	51,481	54,396
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-12/1/36	1,194,010	1,323,591
Federal National Mortgage Association (FNMA)	3.120%	9/1/36	706,053	742,707	(b)
Federal National Mortgage Association (FNMA)	3.464%	12/1/36	64,006	67,490	(b)
Federal National Mortgage Association (FNMA)	3.500%	11/10/40-11/16/40	14,700,000	15,101,481	(a)
Federal National Mortgage Association (FNMA)	4.000%	11/10/40	700,000	721,875	(a)
Federal National Mortgage Association (FNMA)	5.500%	11/10/40-12/13/40	6,400,000	6,865,876	(a)
Federal National Mortgage Association (FNMA)	6.500%	11/10/40	3,000,000	3,310,782	(a)

Total FNMA				54,925,199

GNMA - 8.7%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-12/15/33	161,136	178,777
Government National Mortgage Association (GNMA)	6.500%	2/15/32	121,787	137,594
Government National Mortgage Association (GNMA)	5.000%	1/15/40-9/20/40	2,880,261	3,103,597
Government National Mortgage Association (GNMA)	4.000%	11/18/40-12/20/40	8,600,000	8,932,028	(a)
Government National Mortgage Association (GNMA)	4.500%	11/18/40	1,100,000	1,169,212	(a)
Government National Mortgage Association (GNMA)	5.500%	11/18/40	2,500,000	2,708,215	(a)
Government National Mortgage Association (GNMA)	6.000%	11/18/40	6,900,000	7,562,809	(a)
Government National Mortgage Association (GNMA)	3.500%	12/20/40	1,800,000	1,819,125	(a)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	170,191	188,824
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	1,135,710	1,236,675

Total GNMA				27,036,856

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $91,168,301)				92,847,708

ASSET-BACKED SECURITIES - 3.1%
FINANCIALS - 3.1%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	290,000	310,298	(c)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	110,000	109,863	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	498,896	(c)

Total Automobiles				919,057

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Home Equity - 1.6%
ABFS Mortgage Loan Trust, 2003-2 A	0.756%	4/25/34	$10,952	$10,181	(b)(c)
ACE Securities Corp., 2006-SL3 A1	0.356%	6/25/36	205,687	31,774	(b)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.601%	4/25/34	302,181	258,732	(b)
Argent Securities Inc., 2006-W4 A2B	0.366%	5/25/36	152,524	56,246	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.885%	5/28/44	102,515	91,685	(b)
Bear Stearns Asset Backed Securities Trust, 2004-SD3 A3	0.826%	9/25/34	190,000	168,991	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.586%	12/25/44	422,863	373,937	(b)
Countrywide Asset-Backed Certificates, 2005-16 2AF3	5.645%	5/25/36	1,050,000	475,267	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.596%	9/25/35	1,008,647	435,467	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.629%	2/3/29	33,820	22,998	(b)(c)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.006%	2/25/31	335,861	259,361	(b)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.466%	11/25/36	1,013,474	447,731	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.446%	5/25/35	460,744	423,663	(b)
Lehman XS Trust, 2006-2N 1A1	0.516%	2/25/46	978,377	556,326	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.376%	10/25/46	89,938	46,953	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.426%	1/25/47	1,310,452	345,597	(b)
MSCC HELOC Trust, 2005-1 A	0.446%	7/25/17	20,587	15,531	(b)
RAAC Series, 2006-RP3 A	0.526%	5/25/36	180,584	115,676	(b)(c)
RAAC Series, 2007-RP2 A	0.606%	2/25/46	853,417	455,118	(b)(c)
Saxon Asset Securities Trust, 2005-1 M1	0.716%	5/25/35	289,362	253,886	(b)
Terwin Mortgage Trust, 2006-10SLC A1	2.455%	10/25/37	356,041	106,204	(b)(c)

Total Home Equity				4,951,324

Student Loan - 1.2%
Education Funding Capital Trust, 2003-3 A6	1.756%	12/15/42	200,000	190,750	(b)(d)
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	450,000	421,209	(b)(c)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	250,000	249,082	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	449,672	438,286	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	490,000	504,251	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	800,000	614,000	(b)(d)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	500,000	464,525	(b)(c)(d)
Student Loan Consolidation Center, 2002-1 A3	2.219%	3/1/42	300,000	274,140	(b)(c)
Student Loan Consolidation Center, 2002-2 A14	1.730%	7/1/42	500,000	456,900	(b)(c)

Total Student Loan				3,613,143

TOTAL ASSET-BACKED SECURITIES (Cost - $12,926,991)				9,483,524

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.7%
American Home Mortgage Assets, 2006-4 1A12	0.466%	10/25/46	1,208,214	628,040	(b)
Banc of America Alternative Loan Trust, 2006-7 A1	5.900%	10/25/36	9,388	9,558	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	116,921
Banc of America Funding Corp., 2005-E 8A1	3.183%	6/20/35	182,369	98,295	(b)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	45,696	40,074
Banc of America Funding Corp., 2006-H 1A1	2.965%	9/20/46	1,040,680	622,067	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.228%	12/25/34	298,101	286,368	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.157%	2/25/35	83,841	80,981	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	380,000	396,338
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	24,329	24,380

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.646%	10/25/34	$303,879	$282,219	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.516%	7/25/35	165,909	99,995	(b)
Countrywide Alternative Loan Trust, 2005-38 A3	0.606%	9/25/35	172,072	98,954	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.526%	1/25/36	835,661	556,884	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.446%	8/25/46	815,306	465,248	(b)
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.220%	11/25/46	1,563,157	714,923	(b)
Countrywide Alternative Loan Trust, 2006-OA6 1A2	0.466%	7/25/46	1,462,670	812,769	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.446%	7/25/46	2,047,096	1,164,649	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.546%	4/25/35	141,926	88,234	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	141,722	88,272	(b)
Countrywide Home Loans, 2005-11 3A3	3.524%	4/25/35	135,836	68,799	(b)
Countrywide Home Loans, 2005-11 6A1	0.556%	3/25/35	94,876	58,697	(b)
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	917,052	783,722	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.609%	2/15/39	690,000	763,336	(b)
Credit Suisse Mortgage Capital Certificates, 2007- C1 A3	5.383%	2/15/40	1,210,000	1,222,310
Credit Suisse Mortgage Capital Certificates, 2007- C4 A3	5.998%	9/15/39	700,000	734,755	(b)
Credit Suisse Mortgage Capital Certificates, 2007- C5 A3	5.694%	9/15/40	400,000	425,699	(b)
CS First Boston Mortgage Securities Corp., 2005- C5 A4	5.100%	8/15/38	170,000	186,530	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.210%	6/26/35	930,000	858,950	(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.273%	4/19/36	277,698	141,810	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.806%	2/25/48	815,413	817,663	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	200,000	205,797	(d)
Government National Mortgage Association (GNMA), 2005-13 SD	6.544%	2/20/35	213,185	33,502	(b)
Government National Mortgage Association (GNMA), 2005-81 SD	6.044%	12/20/34	403,952	41,552	(b)
Government National Mortgage Association (GNMA), 2005-82 NS	6.044%	7/20/34	243,527	36,528	(b)
Government National Mortgage Association (GNMA), 2006-47 SA	0.000%	8/16/36	612,532	99,950	(b)
Government National Mortgage Association (GNMA), 2009-61 WQ	5.994%	11/16/35	603,584	95,948	(b)
Government National Mortgage Association (GNMA), 2009-87 SI	6.494%	2/20/35	317,396	48,679	(b)
Government National Mortgage Association (GNMA), 2010-14 SA	7.744%	12/20/32	358,956	56,704	(b)
Government National Mortgage Association (GNMA), 2010-14 SC	4.544%	8/20/35	499,983	75,177	(b)
Government National Mortgage Association (GNMA), 2010-47 VS	5.994%	11/16/37	377,000	53,641	(b)
Government National Mortgage Association (GNMA), 2010-87 SK	6.244%	7/16/40	757,483	121,621	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.476%	6/25/45	110,200	72,294	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.516%	10/25/45	38,044	23,126	(b)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.336%	2/25/47	939,985	713,391	(b)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	430,000	454,549

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	$172,206	$180,637
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	1,130,000	1,198,791	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.606%	1/25/35	290,517	247,737	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.606%	3/25/35	247,192	204,690	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.606%	9/25/35	689,032	574,066	(b)(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.603%	6/19/45	215,142	125,501	(b)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.596%	6/20/35	128,164	107,110	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.406%	3/19/38	1,551,945	960,389	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.706%	7/25/34	582,099	508,202	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.953%	11/25/37	688,140	596,823	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.090%	9/25/35	88,372	71,177	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 A4	5.882%	2/15/51	400,000	428,343	(b)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,076,552
JPMorgan Mortgage Trust, 2004-A3 SF3	4.459%	6/25/34	402,351	396,909	(b)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	140,000	151,900
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	184,220	193,715
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	330,000	351,573	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	440,000	472,089	(b)
Lehman XS Trust, 2005-7N 1A1B	0.556%	12/25/35	128,373	49,940	(b)
Lehman XS Trust, 2007-8H A1	0.386%	6/25/37	126,011	57,581	(b)
Luminent Mortgage Trust, 2006-1 A1	0.496%	4/25/36	447,815	245,157	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X	1.169%	5/28/40	774,043	11,611	(b)(c)(d)(e)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.456%	5/25/47	448,913	251,356	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	147,204	150,704	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.606%	5/25/35	1,175,250	969,339	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	4.081%	12/25/35	83,873	66,688	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.826%	6/12/50	130,000	138,531	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	140,000	143,377
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,298,476	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	40,000	43,665	(b)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	240,000	261,140
Morgan Stanley Capital I, 2007-HQ13 A3	5.569%	12/15/44	20,000	20,757
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	521,867	(b)
Morgan Stanley Capital I, 2007-IQ15 A4	5.880%	6/11/49	370,000	394,405	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.793%	10/25/34	586,490	504,953	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.793%	10/25/34	511,772	464,475	(b)
Mortgage IT Trust, 2005-1 1A1	0.576%	2/25/35	1,077,227	790,745	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	453,001	463,069	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	617,894	435,131
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	696,218	611,215	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	410,103	346,567	(c)
RBSSP Resecuritization Trust, 2010-3 4A1	3.538%	12/26/35	279,957	278,558	(b)(c)
Residential Accredit Loans Inc., 2006-QO1O A1	0.416%	1/25/37	1,344,271	769,025	(b)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.466%	8/25/36	690,885	411,068	(b)
Structured Asset Mortgage Investments Inc., 2007-AR4 GA4B	0.436%	9/25/47	529,509	324,101	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.188%	9/25/37	165,295	158,764	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.178%	9/25/37	$180,983	$177,982	(b)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.741%	2/25/33	227,007	221,384	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.709%	9/25/33	90,145	87,080	(b)
Washington Mutual Inc., Mortgage Pass Through Certificates, 2005-AR18 1A3A	5.140%	1/25/36	930,000	734,098	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.486%	4/25/45	116,367	95,025	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.526%	7/25/45	95,746	78,038	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.576%	8/25/45	1,259,819	1,063,339	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.546%	10/25/45	183,142	149,331	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.526%	12/25/45	358,321	299,475	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.546%	12/25/45	212,339	158,554	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.350%	7/25/46	551,477	338,277	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.120%	6/25/47	1,164,262	744,168	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY2	5.424%	12/25/36	1,015,383	792,453	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.467%	9/25/36	557,112	463,576	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA5 A1B	1.210%	5/25/47	528,748	119,572	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	26,944	28,694
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	721,636	694,726	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $47,182,382)				39,144,140

CORPORATE BONDS & NOTES - 29.4%
CONSUMER DISCRETIONARY - 1.5%
Media - 1.5%
Comcast Corp., Bonds	5.650%	6/15/35	90,000	89,143
Comcast Corp., Notes	6.500%	1/15/15	170,000	200,612
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,041,394
Comcast Corp., Notes	6.450%	3/15/37	80,000	88,221
Comcast Corp., Senior Notes	6.500%	1/15/17	110,000	130,608
Comcast Corp., Senior Notes	6.950%	8/15/37	30,000	35,014
Comcast Corp., Senior Notes	6.400%	3/1/40	180,000	199,158
News America Inc., Senior Notes	6.200%	12/15/34	40,000	42,465
News America Inc., Senior Notes	6.650%	11/15/37	30,000	33,483
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	381,405
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	362,927
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	959,645
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	330,000	430,172
Time Warner Inc., Senior Notes	6.100%	7/15/40	540,000	577,011

TOTAL CONSUMER DISCRETIONARY				4,571,258

CONSUMER STAPLES - 2.1%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	500,000	568,745
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	188,846
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,074,605
PepsiCo Inc., Senior Notes	7.900%	11/1/18	460,000	617,740

Total Beverages				2,449,936

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food & Staples Retailing - 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	$250,000	$304,460
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	353,145	372,315
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	734,640	817,389
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	503,416
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	197,041

Total Food & Staples Retailing				2,194,621

Food Products - 0.3%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	241,311	(c)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	600,000	673,464

Total Food Products				914,775

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	410,000	563,831
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	140,318
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	259,273

Total Tobacco				963,422

TOTAL CONSUMER STAPLES				6,522,754

ENERGY - 4.3%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	647,739
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	570,000	581,370
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	857,440

Total Energy Equipment & Services				2,086,549

Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	557,957
Apache Corp., Senior Notes	5.100%	9/1/40	590,000	591,294
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	660,000	722,438
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	222,442
ConocoPhillips, Notes	6.500%	2/1/39	390,000	480,359
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	376,018
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	126,150	(c)
Hess Corp., Notes	8.125%	2/15/19	560,000	739,823
Hess Corp., Notes	7.875%	10/1/29	90,000	114,616
Hess Corp., Notes	7.300%	8/15/31	485,000	587,147
Kerr-McGee Corp., Notes	6.950%	7/1/24	10,000	11,220
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	791,211
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	480,000	535,500
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	65,000	69,866
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	38,369
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	68,683
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	790,000	931,049
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	706,382
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	91,080
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	331,475
Shell International Finance BV, Senior Notes	4.375%	3/25/20	620,000	683,505
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	181,440	(c)
Williams Cos. Inc., Debentures	7.500%	1/15/31	119,000	131,661
Williams Cos. Inc., Notes	7.875%	9/1/21	215,000	257,410
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	222,000	248,574
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	478,000	576,499
XTO Energy Inc., Senior Notes	7.500%	4/15/12	645,000	707,942
XTO Energy Inc., Senior Notes	5.500%	6/15/18	140,000	166,801

Total Oil, Gas & Consumable Fuels				11,046,911

TOTAL ENERGY				13,133,460

FINANCIALS - 15.5%
Capital Markets - 2.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	852,536
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	25,912	(b)(f)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	60,000	63,865

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	$140,000	$151,332
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	40,000	43,072
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	130,000	142,269
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,589
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	93,825
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	629,604
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	540,000	572,414
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	423,081
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	285,825	(c)(e)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	99,900	(c)(e)(g)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	0	(c)(d)(e)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	338	(b)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	1,660	(g)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	45,000	10,012	(g)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	190,000	42,275	(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	1,971	(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,225,180
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	180,000	160,396	(b)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	1,033,925
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,067,863

Total Capital Markets				6,958,844

Commercial Banks - 4.2%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	629,200	(b)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	590,000	635,753	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	379,178
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	186,323	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	363,463	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	152,211	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	812,150	(b)(c)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	40,950	(c)(e)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	91,350	(c)(e)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	0	(b)(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	0	(b)(c)(d)(e)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	118,300	(b)(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	340,000	345,178	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	109,275	(c)(e)(g)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	430,000	451,257	(c)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	379,837	(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	104,513	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	266,597	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	170,000	183,300	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	448,584	(b)(c)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	138,733	(b)(c)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	200,000	156,250	(b)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	730,000	797,652
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	107,762
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	990,000	1,021,168
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	350,000	341,778	(b)(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	203,485	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	100,687	(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	200,000	139,418	(b)(c)(f)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	549,031	(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	690,000	647,177	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	$1,230,000	$1,094,700	(b)(f)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	682,454
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	194,771
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	654,304
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	337,177

Total Commercial Banks				12,863,966

Consumer Finance - 1.2%
Ally Financial Inc., Notes	2.200%	12/19/12	560,000	580,427
American Express Co., Subordinated Debentures	6.800%	9/1/66	310,000	313,488	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	154,186
American Express Credit Corp., Senior Notes	5.125%	8/25/14	770,000	850,738
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	180,000	150,750
Ford Motor Credit Co. LLC, Senior Notes	7.250%	10/25/11	210,000	220,493
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	230,000	233,242
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	150,000	150,561
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,530,000	1,181,434

Total Consumer Finance				3,835,319

Diversified Financial Services - 5.8%
Air 2 US, Notes	8.027%	10/1/19	303,262	298,713	(c)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	474,955	(b)(f)
Bank of America Corp., Senior Notes	7.625%	6/1/19	500,000	586,277
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	223,352
Citigroup Funding Inc.	2.125%	7/12/12	640,000	658,775
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	653,337
Citigroup Inc., Notes	5.100%	9/29/11	230,000	238,850
Citigroup Inc., Notes	6.500%	8/19/13	410,000	457,770
Citigroup Inc., Senior Notes	6.000%	12/13/13	790,000	874,440
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	134,803
Citigroup Inc., Senior Notes	5.500%	10/15/14	170,000	186,061
Citigroup Inc., Senior Notes	6.010%	1/15/15	710,000	787,580
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	890,502
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	850,000	891,642
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,437,865
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,956,400
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	80,000	88,217
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	140,000	141,501
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	460,000	530,669
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	966,363	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	16,100	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	210,000	227,850	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,040,000	1,138,800	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	186,594
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	176,872
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,197,158
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	523,843	(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	100,943	(b)(f)
Private Export Funding Corp.	3.550%	4/15/13	730,000	783,221

Total Diversified Financial Services				17,829,453

Insurance - 1.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	553,575
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	106,250
ASIF Global Financing XIX	4.900%	1/17/13	20,000	20,800	(c)
Berkshire Hathaway Inc., Senior Notes Chubb Corp.,	3.200%	2/11/15	380,000	404,340
Senior Notes	5.750%	5/15/18	645,000	746,409

See Notes to Schedules of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - continued
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	$1,625,000	$1,600,625
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	483,490	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	1,460,000	1,520,387	(b)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	139,583

Total Insurance				5,575,459

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	73,926
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	886,322

Total Thrifts & Mortgage Finance				960,248

TOTAL FINANCIALS				48,023,289

HEALTH CARE - 1.1%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	251,640

Health Care Providers & Services - 0.5%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	210,000	209,828
Unitedhealth Group Inc., Senior Notes	5.800%	3/15/36	120,000	123,303
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	210,000	210,151
WellPoint Inc., Notes	5.875%	6/15/17	40,000	46,243
WellPoint Inc., Notes	7.000%	2/15/19	190,000	231,562
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	590,905

Total Health Care Providers & Services				1,411,992

Pharmaceuticals - 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	560,000	687,746
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	386,723	(c)
Wyeth, Notes	5.950%	4/1/37	420,000	482,524

Total Pharmaceuticals				1,556,993

TOTAL HEALTH CARE				3,220,625

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	300,303
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	136,286
Raytheon Co., Senior Notes	3.125%	10/15/20	170,000	167,139

Total Aerospace & Defense				603,728

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	243,768	263,269
JetBlue Airways Corp., Pass-Through Certificates	1.258%	8/15/16	196,187	181,964	(b)(d)
JetBlue Airways Corp., Pass-Through Certificates	0.826%	11/15/16	300,000	249,000	(b)

Total Airlines				694,233

Commercial Services & Supplies - 0.2%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	100,000	110,272
Waste Management Inc., Senior Notes	6.375%	11/15/12	635,000	700,730

Total Commercial Services & Supplies				811,002

Industrial Conglomerates - 0.1%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	40,000	40,720
Tyco International Group SA, Notes	6.000%	11/15/13	100,000	113,524
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	21,373

Total Industrial Conglomerates				175,617

TOTAL INDUSTRIALS				2,284,580

MATERIALS - 0.9%
Chemicals - 0.1%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	374,692

Metals & Mining - 0.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	268,037
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	580,000	720,336
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	172,273
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	150,000	169,782
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,146

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	$680,000	$680,573
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	259,450
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	205,565

Total Metals & Mining				2,536,162

TOTAL MATERIALS				2,910,854

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.5%
AT&T Corp., Senior Notes	8.000%	11/15/31	4,000	5,224
AT&T Inc., Global Notes	6.550%	2/15/39	450,000	514,359
AT&T Inc., Senior Notes	5.350%	9/1/40	335,036	330,001	(c)
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,767
BellSouth Corp., Notes	6.875%	10/15/31	370,000	419,224
British Telecommunications PLC, Senior Notes	9.375%	12/15/10	100,000	101,037
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	437,168
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	500,000	667,277
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	101,126
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	352,228
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	70,000	75,730
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	380,000	452,029
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	505,000	554,464
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	39,158
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	291,697
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	334,479

Total Diversified Telecommunication Services				4,685,968

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	227,771
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	142,738
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	95,984
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	940,000	1,009,325
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	33,075

Total Wireless Telecommunication Services				1,508,893

TOTAL TELECOMMUNICATION SERVICES				6,194,861

UTILITIES - 1.3%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	768,401
Exelon Corp., Bonds	5.625%	6/15/35	380,000	373,660
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,722
FirstEnergy Corp., Notes	7.375%	11/15/31	975,000	1,051,861
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	365,000	410,775
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	202,182
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	21,794

Total Electric Utilities				2,845,395

Gas Utilities - 0.0%
Southern Natural Gas Co., Notes	5.900%	4/1/17	30,000	33,053	(c)

Independent Power Producers & Energy Traders - 0.1%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	230,000	147,775
Energy Future Holdings Corp., Senior Notes	6.500%	11/15/24	50,000	20,000
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	570,000	225,150

Total Independent Power Producers & Energy Traders				392,925

Multi-Utilities - 0.3%
Dominion Resources Inc., Notes	4.750%	12/15/10	30,000	30,147
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	702,179

Total Multi-Utilities				732,326

TOTAL UTILITIES				4,003,699

TOTAL CORPORATE BONDS & NOTES (Cost - $90,766,627)				90,865,380

MUNICIPAL BONDS - 0.8%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	286,577

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	$180,000	$185,074
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	102,087

Total Georgia				287,161

Oregon - 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	115,194

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.985%	6/1/47	1,925,000	1,703,625	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $2,372,315)				2,392,557

SOVEREIGN BONDS - 0.3%
Mexico - 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,646
United Mexican States, Medium-Term Notes	6.750%	9/27/34	219,000	271,560
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	129,360

Total Mexico				405,566

Russia - 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	190,800	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	420,650	505,790	(c)

Total Russia				696,590

TOTAL SOVEREIGN BONDS (Cost - $1,002,435)				1,102,156

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 22.5%
U.S. Government Agencies - 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	900,000	1,018,089	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	380,000	388,902
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	175,000	234,838
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,010,000	1,339,741
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	220,000	239,734
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	126,716
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	370,000	422,927
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	165,000	199,445
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	142,453
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	786,119
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	726,886
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	332,059
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	100,766
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	365,168
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	582,503
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	1,873,333
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	46,939
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	291,778
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	344,579
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	714,939
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	956,137

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tennessee Valley Authority, Notes	5.250%	9/15/39	$270,000	$304,804

Total U.S. Government Agencies				11,538,855

U.S. Government Obligations - 18.8%
U.S. Treasury Bonds	4.375%	11/15/39	2,370,000	2,524,050
U.S. Treasury Bonds	4.375%	5/15/40	6,510,000	6,935,214
U.S. Treasury Bonds	3.875%	8/15/40	1,980,000	1,938,234
U.S. Treasury Notes	0.375%	8/31/12	80,000	80,063
U.S. Treasury Notes	2.625%	12/31/14	8,820,000	9,438,776
U.S. Treasury Notes	1.250%	9/30/15	90,000	90,436
U.S. Treasury Notes	2.750%	5/31/17	9,040,000	9,584,524
U.S. Treasury Notes	1.875%	9/30/17	1,350,000	1,349,789
U.S. Treasury Notes	1.875%	10/31/17	2,740,000	2,735,290
U.S. Treasury Notes	3.500%	5/15/20	13,310,000	14,357,191
U.S. Treasury Notes	2.625%	8/15/20	1,210,000	1,211,324
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,751,941
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	8,730,000	5,248,397
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	789,236

Total U.S. Government Obligations				58,034,465

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $65,863,794)				69,573,320

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	596,432	712,690
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	571,938	655,181
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,212,400	1,458,574
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,104,901	2,333,973	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	650,739	802,595
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,142,020	1,657,089

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,334,527)				7,620,102

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $95,000)	5.375%		1	2,250	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		34,700	18,391	*(b)
Federal National Mortgage Association (FNMA)	7.000%		1,100	880	*(b)
Federal National Mortgage Association (FNMA)	8.250%		25,025	13,764	*

TOTAL PREFERRED STOCKS (Cost - $1,551,645)				33,035

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.25 (Cost - $6,005)		3/11/11	17	4,038

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $319,270,022)				313,068,210

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 19.0%
U.S. Government Agencies - 4.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $14,995,169)	0.240%	12/20/10	$15,000,000	14,995,169	(i)

U.S. Government Obligations - 5.2%
U.S. Treasury Bills (Cost - $15,997,272)	0.165%	12/9/10	16,000,000	15,997,272	(i)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 9.0%
Morgan Stanley tri-party repurchase agreement dated 10/29/10; Proceeds at maturity - $27,760,440; (Fully collateralized by U.S. government agency obligations, 1.375% due 7/19/13; Market value - $28,316,172) (Cost - $27,760,000)	0.190%	11/1/10	$27,760,000	$27,760,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $58,752,441)				58,752,441

TOTAL INVESTMENTS - 120.3% (Cost - $378,022,463#)				371,820,651
Liabilities in Excess of Other Assets - (20.3)%				(62,754,258)

TOTAL NET ASSETS - 100.0%				$309,066,393

*	Non-income producing security.

(a)	This security is traded on a to-be-announced ("TBA") basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of October 31, 2010.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
HELOC	— Home Equity Line of Credit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.63	17	$4,038
Eurodollar Futures, Call	3/14/11	98.88	20	39,000
Eurodollar Futures, Call	3/14/11	98.75	21	47,381
Eurodollar Futures, Put	3/14/11	99.63	17	3,612
Eurodollar Futures, Put	3/14/11	98.88	20	1,000
Eurodollar Futures, Put	3/14/11	98.75	21	919
Eurodollar Mid Curve 1-Year Futures, Put	3/11/11	99.00	17	2,337
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	129.00	16	6,448
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	127.00	9	6,047
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	16	8,948
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	19	14,250
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	23	359
U.S. Treasury 30-Year Bonds Futures, Put	11/26/10	128.00	16	14,000
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	10	16,563

TOTAL WRITTEN OPTIONS (Premiums received - $162,492)				$164,902

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$92,847,708	—		$92,847,708
Asset-backed securities	—	8,678,774	$804,750		9,483,524
Collaterailzed mortgage obligations	—	38,926,732	217,408		39,144,140
Corporate bonds & notes	—	90,865,380	0	*	90,865,380

Notes to Schedule of Investments (unaudited)(cont’d)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds	—	688,932	1,703,625	2,392,557
Sovereign bonds	—	1,102,156	—	1,102,156
U.S government & agency obligations	—	69,573,320	—	69,573,320
U.S. treasury inflation protected securities	—	7,620,102	—	7,620,102
Convertible preferred stock	—	2,250	—	2,250
Preferred stocks	$33,035	—	—	33,035
Purchased options	4,038	—	—	4,038

Total long-term investments	$37,073	$310,305,354	$2,725,783	$313,068,210

Short-term investments†	—	58,752,441	—	58,752,441

Total investments	$37,073	$369,057,795	$2,725,783	$371,820,651

Other financial instruments:
Written options	$(164,902)	—	—	$(164,902)
Futures contracts	(151,208)	—	—	(151,208)
Interest rate swaps‡	—	$(1,285,600)	—	(1,285,600)
Credit default swaps on credit indices - sell protection‡	—	67,638	—	67,638
Credit default swaps on credit indices - buy protection‡	—	790,703	—	790,703
Total return swaps‡	—	42,838	—	42,838

Total other financial instruments	$(316,110)	$(384,421)	—	$(700,531)

Total	$(279,037)	$368,673,374	$2,725,783	$371,120,120

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2010	$902,000	$15,104	$3,992	$1,770,000	$2,691,096
Accrued premiums/discounts	680	—	54	1,336	2,070
Realized gain(loss)[1]	—	—	—	8,637	8,637
Change in unrealized appreciation (depreciation)[2]	19,110	(2,757)	(4,046)	(1,348)	10,959
Net purchases (sales)	614,000	205,061	—	(75,000)	744,061
Transfers in to Level 3	—	—	—	—	—
Transfers out of Level 3	(731,040)	—	—	—	(731,040)

Balance as of October 31, 2010	$804,750	$217,408	$0 *	1,703,625	$2,725,783

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010[2]	$479	$(2,757)	$(4,046)	(1,348)	$(7,672)

1	This amount is included in net realized gain (loss) from investment transactions.

2	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited)(cont’d)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited)(cont’d)

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund

Notes to Schedule of Investments (unaudited)(cont’d)

generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Notes to Schedule of Investments (unaudited)(cont’d)

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,498,099
Gross unrealized depreciation	(21,699,911)

Net unrealized depreciation	$(6,201,812)

At October 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	19	12/11	$4,711,112	$4,724,588	$13,476
90-Day Eurodollar	19	3/12	4,713,724	4,720,550	6,826
U.S. Treasury 2-Year Notes	123	12/10	26,955,197	27,058,078	102,881
U.S. Treasury 5-Year Notes	11	12/10	1,316,731	1,337,359	20,628
Ultra Long Term U.S. Treasury Bonds	22	12/10	3,146,314	2,966,563	(179,751)

					$(35,940)

Contracts to Sell:
90-Day Eurodollar	15	6/11	3,702,889	3,735,000	(32,111)
90-Day Eurodollar	19	12/12	4,678,213	4,702,262	(24,049)
90-Day Eurodollar	19	3/13	4,684,625	4,693,950	(9,325)
U.S. Treasury 10-Year Notes	209	12/10	26,186,094	26,392,781	(206,687)
U.S. Treasury 30-Year Bonds	68	12/10	9,060,654	8,903,750	156,904

					$(115,268)

Net unrealized loss on open futures contracts					$(151,208)

During the period ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	251	$137,759
Options written	292	160,023
Options closed	(118)	(74,073)
Options exercised	(62)	(40,798)
Options expired	(121)	(20,419)

Written options, outstanding October 31, 2010	242	$162,492

At October 31, 2010, the Fund held TBA securities with a total cost of $ 69,474,356.

Notes to Schedule of Investments (unaudited)(cont’d)

At October 31, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Barclay’s Capital Inc.	$2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	$(24,341)	$(107,572)
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	(26,718)	(105,195)
Morgan Stanley & Co. Inc.	2,410,000	9/16/19	3.250% semi annually	3-Month LIBOR	(28,966)	(119,590)
Barclay’s Capital Inc.	700,000	2/15/25	Zero coupon	3-Month LIBOR	—	(69,673	)*
Barclay’s Capital Inc.	910,000	2/15/25	Zero coupon	3-Month LIBOR	—	(95,228	)*
Morgan Stanley & Co. Inc.	1,720,000	2/15/25	Zero coupon	3-Month LIBOR	—	(175,546	)*
Barclay’s Capital Inc.	2,570,000	2/15/25	Zero coupon	3-Month LIBOR	—	(267,786	)*
Barclay’s Capital Inc.	2,380,000	2/15/25	Zero coupon	3-Month LIBOR	—	(251,943	)*
BNP Paribas	1,655,000	7/26/40	3.689% semi-annually	3-Month LIBOR	—	(13,042)

Total	$16,625,000				$(80,025)	$(1,205,575)

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

JPMorgan Securities Inc.	$750,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$19,124	*
Morgan Stanley & Co. Inc.	930,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	23,714	*

Total	$1,680,000				—	$42,838

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	$309,154	7/25/45	0.180% monthly	$(36,325)	$(18,646)	$(17,679)
Barclay’s Capital Inc. (CDX.NA.IG.HVOL-10 Index)	4,106,652	6/20/13	3.500% quarterly	114,275	(89,275)	203,550
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	150,000	2/17/51	0.350% monthly	(10,312)	(17,790)	7,478

Total	$4,565,806			$67,638	$(125,711)	$193,349

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX 4 2007-2-AJ)	$1,400,000	3/22/47	0.960% monthly	$427,000	$288,828	$138,172
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	260,000	10/12/52	0.100% monthly	6,337	15,341	(9,004)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	930,000	12/13/49	0.080% monthly	59,241	56,569	2,672	*
Citigroup Global Markets (CMBX 3 2007-1 AAA)	780,000	12/13/49	0.080% monthly	48,750	25,316	23,434
Morgan Stanley & Co. Inc. (CMBX 3 2007-1 AAA)	300,000	12/13/49	0.080% monthly	18,750	11,985	6,765
JPMorgan Securities Inc. (CMBX 3 2007-1 AAA)	200,000	12/13/49	0.080% monthly	12,500	7,741	4,759
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	1,490,000	12/13/49	0.080% monthly	93,125	53,952	39,173
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	460,000	12/13/49	0.080% monthly	28,750	21,841	6,909
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	270,000	12/13/49	0.080% monthly	16,875	13,410	3,465
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	220,000	12/13/49	0.080% monthly	13,750	10,583	3,167
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	1,050,000	12/13/49	0.080% monthly	65,625	51,170	14,455

Total	$7,360,000			$790,703	$556,736	$233,967

Notes to Schedule of Investments (unaudited)(cont’d)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as October 31, 2010.

	Futures Contracts		Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$300,715	$(451,923)	$4,038	$(164,902)	$(1,285,600)	$(1,597,672)
Credit Contracts	—	—	—	—	901,179	901,179

Total	$300,715	$(451,923)	$4,038	$(164,902)	$(384,421)	$(696,493)

During the period ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$29,505
Written options	191,622
Futures contracts (to buy)	55,958,075
Futures contracts (to sell)	60,510,889

Average Notional Balance
Interest rate swap contracts	$16,625,000
Credit default swap contracts (to sell protection)	5,266,382
Credit default swap contracts (to buy protection)	4,008,000

Total return swap contracts	1,215,000

Notes to Schedule of Investments (unaudited)(cont’d)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $46,637. If a contingent feature would have been triggered as of October 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $ 1,000,000. The aggregate fair value of assets received as collateral for swaps was $700,697.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 20, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	December 20, 2010